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                                                                  EXHIBIT 10.103

                                  EXHIBIT XI

                     CONSENT TO AMENDMENT AND RESTATEMENT


          Reference is made to that certain Second Amended and Restated Note Purchase Agreement dated as of November 25, 1997 (said Second Amended and Restated Note Purchase Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, the "AMENDED AGREEMENT;" capitalized terms used herein without definition have the meanings assigned to those terms in the Amended Agreement), by and among SAHARA LAS VEGAS CORP., a Nevada corporation (the "COMPANY"), SANTA FE GAMING CORPORATION, a Nevada Corporation ("SGC"), SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation ("SUNAMERICA") and the other Holders party thereto.

          Company is a party to certain Basic Documents, including the Company Security Agreement, Company Pledge Agreement, Henderson Deed of Trust, Company Deed of Trust, Henderson Environmental Indemnity, Company Environmental Indemnity, Wet 'N' Wild Subordination, Non-Disturbance and Attornment Agreement, Collateral Account Agreement, Collateral Account Letter, Cash Collateral Agreement, Cash Collateral Account Letter, Additional Collateral Account Agreement and Additional Collateral Account Letter. SGC is a party to certain Basic Documents including the SGC Guaranty, the Company Environmental Indemnity and the Henderson Environmental Indemnity, in each case as amended through the Effective Date, pursuant to which, among other things, Company and SGC have (i) guarantied the Obligations, and (ii) pledged certain Collateral to secure the obligations of Company and SGC under the Basic Documents. Hacienda Hawaiian is a party to certain Basic Documents including the Hacienda Hawaiian Guaranty and the Hacienda Hawaiian Pledge Agreement, pursuant to which, among other things, Hacienda Hawaiian has (i) guarantied the Guarantied Obligations (as defined in the Hacienda Hawaiian Guaranty), and (ii) pledged certain Collateral to secure the obligations of Hacienda Hawaiian under the Hacienda Hawaiian Guaranty. Casino Properties is a party to certain Basic Documents including the Casino Properties Guaranty and the Casino Properties Pledge Agreement, pursuant to which, among other things, Casino Properties has (i) guarantied the Obligations, and (ii) pledged certain Collateral to secure the obligations of Company under the Basic Documents. Sahara Resorts is a party to certain Basic Documents including the Sahara Resorts Guaranty and the Sahara Resorts Pledge Agreement, pursuant to which, among other things, Sahara Resorts has (i) guarantied the Obligations, and (ii) pledged certain Collateral to secure the obligations of Company under the Basic Documents. The Company Security Agreement, Company Pledge Agreement, Henderson Deed of Trust, Company Deed of Trust, Henderson Environmental Indemnity, Company Environmental Indemnity, Wet 'N' Wild Subordination, Non-Disturbance and Attornment Agreement, Collateral Account Agreement, Collateral Account Letter, Cash Collateral Agreement, Cash Collateral Account Letter, Additional Collateral Account Agreement, Additional Collateral Account Letter, SGC Guaranty, Hacienda Hawaiian Guaranty, Hacienda Hawaiian Pledge Agreement, Casino Properties

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Guaranty, Casino Properties Pledge Agreement, Sahara Resorts Guaranty, Sahara
Resorts Pledge Agreement and the other Basic Documents to which Company, SGC, Hacienda Hawaiian, Casino Properties and Sahara Resorts are party are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

          Each of the undersigned hereby acknowledges that it has reviewed the terms and provisions of the Amended Agreement and the other Basic Documents and consents to the amendment and restatement of the Existing Note Purchase Agreement effected by the Amended Agreement and the other Basic Documents, including, but not limited to the issuance of $57,500,000 in principal amount of Notes pursuant to the Amended Agreement. Each of the undersigned hereby confirms and agrees that each Guaranty to which it is a party guaranties, and the term "Guarantied Obligations" as defined in such Guaranty and used herein shall include, the obligations of Company under the Amended Agreement, the Notes to be issued thereunder, and the other Basic Documents relating to or connected with the Amended Agreement. To the extent required, each of the Guaranties is hereby amended to include said obligations within the meaning of the term "Guarantied Obligations." Each of the undersigned hereby confirms and agrees that the Credit Support Document to which it is a party secures, and the term "Secured Obligations" (as defined in such Credit Support Document and used herein) shall include, its respective obligations under the Amended Agreement, the Guaranty to which it is a party (as confirmed and/or amended hereunder), and other Basic Documents. To the extent required, each of the Credit Support Documents to which any of the undersigned is a party is hereby amended to include said obligations within the meaning of the term "Secured Obligations." Each of the undersigned hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby guaranties or secures or otherwise supports, as the case may be, and will continue to guaranty or secure or otherwise support, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations", as the case may be (in each case as such terms, as applicable, are defined in the applicable Credit Support Document, and each of the undersigned acknowledges and agrees that such terms include all of the obligations arising under or in connection with the Amended Agreement and the other Basic Documents, including without limitation the Notes issued pursuant to the Amended Agreement), including without limitation the payment and performance of all such "Guarantied Obligations" or "Secured Obligations", as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Amended Agreement and other Basic Documents, including but not limited to the Notes. Without limiting the generality of the foregoing, each of the undersigned hereby acknowledges and confirms the understanding and intent of such party that, upon the effectiveness of the Amended Agreement, and as a result thereof, the definition of "Obligations" contained in the Amended Agreement includes the obligations of the Company under the Notes.

          Each of the undersigned acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder (as confirmed and/or amended herein) shall be valid and

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enforceable and shall not be impaired or limited by the execution or effectiveness of the Amended Agreement or any other Basic Document or any future amendment or modification of the Amended Agreement or any other Basic Document. Each of the undersigned represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date of this Consent to Amendment and Restatement to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each of the undersigned acknowledges and agrees that nothing in the Amended Agreement, this Consent to Amendment and Restatement or any other Basic Document shall be deemed to require the consent of any of the undersigned to any future amendments to the Amended Agreement.

          THIS CONSENT TO AMENDMENT AND RESTATEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          This Consent to Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Consent to Amendment and Restatement shall become effective upon the execution of a counterpart hereof by Company, SGC, Hacienda Hawaiian, Casino Properties and Sahara Resorts and receipt by Company and SunAmerica of written or telephonic notification of such execution and authorization of delivery thereof.

        [THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK]

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        IN WITNESS WHEREOF, the undersigned have caused this Consent to
Amendment and Restatement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                    SAHARA LAS VEGAS CORP.


                                    By: /s/ Thomas K. Land
                                       ------------------------------------
                                         Name: Thomas K. Land
                                         Title: Treasurer & Asst. Secretary


                                    SANTA FE GAMING CORPORATION


                                    By: /s/ Thomas K. Land
                                       ------------------------------------
                                         Name: Thomas K. Land
                                         Title: SVP & CFO


                                    SAHARA RESORTS


                                    By: /s/ Thomas K. Land
                                       ------------------------------------
                                         Name: Thomas K. Land
                                         Title: Treasurer & Asst. Secretary


                                    CASINO PROPERTIES, INC.


                                    By: /s/ Thomas K. Land
                                       ------------------------------------
                                         Name: Thomas K. Land
                                         Title: Treasurer & Asst. Secretary


                                    HACIENDA HAWAIIAN PROPERTIES, INC.


                                    By: /s/ Thomas K. Land
                                       ------------------------------------
                                         Name: Thomas K. Land
                                         Title: Asst. Secretary

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